Commitments and Contingencies	12 Months Ended
Dec. 31, 2014
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

NOTE I – COMMITMENTS AND CONTINGENCIES

Operating Leases

The Company leases its laboratory and office facilities under non-cancelable operating leases. These operating leases expire at various dates through December 2017 and generally require the payment of real estate taxes, insurance, maintenance, utility and operating costs. The Company has approximately 49,000 square feet of office and laboratory space at our corporate headquarters in Fort Myers, Florida. In addition, we maintain laboratory and office space in West Sacramento, Fresno and Irvine, California, Nashville, Tennessee and Tampa, Florida.

The minimum aggregate future obligations under non-cancelable operating leases as of December 31, 2014 are as follows (in thousands):

Years ending December 31,
2015	$1,282
2016	928
2017	483

Total minimum lease payments	$2,693

Rent expense for the years ended December 31, 2014, 2013 and 2012 was approximately $1,705,000, $1,072,000 and $1,123,000, respectively and is included in costs of revenues and in general and administrative expenses, depending on the allocation of work space in each facility. Certain of the Company’s facility leases include rent escalation clauses. The Company normalizes rent expense on a straight-line basis over the term of the lease for known changes in lease payments over the life of the lease.

Purchase Commitments

The Company has agreements in place to purchase a specified level of reagents from certain vendors. These purchase commitments expire at various dates through October 2019. The purchase commitments as of December 31, 2014 are as follows (in thousands):

Years ending December 31,
2015	$301
2016	301
2017	301
2018	293
2019	191

Total Purchase commitments	$1,387

Capital Lease Obligations

The Company’s capital lease obligations expire at various times through 2019 and the weighted average interest rates under such leases approximated 9.16% at December 31, 2014. Some of our leases contain bargain purchase options that allow us to purchase the leased property for a minimal amount upon the expiration of the lease term. The remaining leases have purchase options at fair market value. Future minimum lease payments under capital lease obligations, including those described above are (in thousands):

Years ending December 31,
2015	$3,784
2016	3,191
2017	1,601
2018	518
2019 and thereafter	29

Total future minimum lease payments	9,123
Less amount representing interest	(642)

Present value of future minimum lease payments	8,481
Less current maturities	(3,224)

Obligations under capital leases – long term	$5,257

Property and equipment acquired under capital lease agreements (see Note C) are pledged as collateral to secure the performance of the future minimum lease payments above.

Employment Contracts

The agreements with our Chief Executive Officer, Chief Medical Officer, Chief Operating Officer, Chief Information Officer and Chief Financial Officer contain the following:

•	Clauses that allow for continuous automatic extensions of one year unless timely written notice terminating the contract is provided to such officers (as defined in the agreements).

•	Clauses that provide for accelerated vesting of the options granted pursuant to such agreements at the time of certain changes of control of the Company.

•	Clauses that provided for 6-12 months of severance benefits in the event that such officers are terminated without “cause” (as defined in the agreements) by the Company. The base salaries for these officers in 2015 are expected to approximate $1,717,000.